                                 EXHIBIT 24.1

                               POWER OF ATTORNEY

                               POWER OF ATTORNEY
                               -----------------

     Each person whose signature appears below hereby constitutes and appoints Leo F. Wells, III and Brian M. Conlon, or either of them acting singly, as his true and lawful attorney-in-fact, for him and in his name, place and stead, to execute and sign any and all post-effective amendments to the Registration Statement on Form S-11 of Wells Real Estate Investment Trust, Inc. (Commission File No. 333-32099) or any additional Registration Statement filed pursuant to Rule 462 and to cause the same to be filed with the Securities and Exchange Commission hereby granting to said attorneys-in-fact and each of them full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact or either of them may do or cause to be done by virtue of these presents.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below, effective as of August 19, 1998, by the following persons and in the capacities indicated below.

Signatures                                   Title
----------                                   -----



/s/ Leo F. Wells, III                        President and Director
--------------------------------
Leo F. Wells, III                            (Principal Executive Officer)



/s/ Brain M. Conlon                          Executive Vice President (Principal
--------------------------------
Brian M. Conlon                              Financial and Accounting Officer)
                                             and Director


/s/ John L. Bell                             Director
--------------------------------
John L. Bell



/s/ Richard W. Carpenter                     Director
--------------------------------
Richard W. Carpenter

/s/ Bud Carter                               Director
--------------------------------
Bud Carter



/s/ William H. Keogler, Jr.                  Director
--------------------------------
William H. Keogler, Jr.




/s/ Donald S. Moss                           Director
--------------------------------
Donald S. Moss



/s/ Walter W. Sessoms                        Director
--------------------------------
Walter W. Sessoms



/s/ Neil H. Strickland                       Director
--------------------------------
Neil H. Strickland

                                  Page 2 of 2